CLIMACHEM, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

The Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2000 and the year ended December 31, 1999 (the "Pro Forma Statements of Operations"), and the Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2000 (the "Pro Forma Balance Sheet" and, together with the Pro Forma Statements of Operations, the "Pro Forma Financial Statements"), have been prepared to reflect the lease of the Cherokee Plant by the Company from the Company's parent, LSB Industries, Inc. ("LSB"), as of January 1, 1999 in the Pro Forma Statement of Operations and the purchase of the inventory from LSB as of September 30, 2000 in the Pro Forma Balance Sheet. The Pro Forma Balance Sheet as of September 30, 2000 reflects the historical accounts of ClimaChem, Inc. (the "Company" or "CCI") as of September 30, 2000 combined with the fair value of the Cherokee Plant's inventory acquired as of October 31, 2000. The Pro Forma Statement of Operations for the year ended December 31, 1999 reflects the Company's historical Statement of Operations for the twelve months ended December 31, 1999 and the Cherokee Plant's historical Statement of Revenues and Direct Expenses for the twelve months ended February 29, 2000. For purposes of the Pro Forma Statement of Operations for the nine-month period ended September 30, 2000, the Cherokee Plant's historical Statement of Revenues and Direct Expenses for the seven months ended September 30, 2000 was combined with the Cherokee Plant's historical revenues and direct expenses for January and February 2000 and then was combined with the Company's historical Statement of Operations for the nine-month period ended September 30, 2000. The Pro Forma Financial Statements do not reflect any anticipated cost savings, synergies or additional sales, distribution and marketing costs that may result from the acquisition of the Cherokee Plant by LSB or the related lease of the Cherokee Plant to the Company. The Pro Forma Financial Statements do not purport to be indicative of the results of operations or financial position of the Company that would have actually been obtained had such transactions been completed as of the assumed dates and for the periods presented, or which may be obtained in the future. The pro forma adjustments are described in the accompanying notes and are based upon available information and certain assumptions that the Company believes are reasonable. The Pro Forma Financial Statements should be read in conjunction with the separate historical consolidated financial statements of the Company and the notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in the Company's Form 10-K for the year ended December 31, 1999 and Form 10-Q for the nine months ended September 30, 2000 previously filed with the Securities and Exchange Commission and the historical Statements of Assets Acquired and Liabilities Assumed and Revenues and Direct Expenses of the Cherokee Plant the notes thereto included elsewhere herein.

These pro forma adjustments are based upon available information and certain assumptions that the Company believes to be reasonable. Consequently, the amounts reflected in the Pro Forma Financial Statements are subject to change, and the final amounts may differ substantially.

ClimaChem, Inc.
Unaudited Pro Forma Consolidated Balance Sheet
September 30, 2000
(In thousands)

	Historical (a)

	CCI	Cherokee Plant	Pro Forma Adjustments	Pro Forma Adjusted

Assets
Current assets:
Cash and cash equivalents	$ 2,205	$ -	$(2,205) (b)	$ -
Accounts receivable, net	46,558	-	-	46,558
Inventories	24,343	2,453	-	26,796
Other	4,176	-	-	4,176
Due from LSB and affiliates, net	2,690	-	-	2,690

Total current assets	79,972	2,453	(2,205)	80,220

Property, plant and equipment, net	74,009	-	-	74,009
Notes and interest receivable from LSB and affiliates	14,106	-	-	14,106
Other assets	17,287	-	-	17,287

Total assets	$185,374	$2,453	$(2,205)	$185,622

Liabilities and stockholders' equity
Current liabilities:
Drafts and accounts payable	$ 25,054	$ -	$ -	$ 25,054
Accrued expenses and other liabilities	19,829	-	-	19,829
Current portion of long-term debt	31,063	-	248 (b)	31,311

Total current liabilities	75,946	-	248 (b)	76,194

Long-term debt	87,478	-	-	87,478
Accrued losses on firm purchase commitments and other non-current liabilities	5,373	-	-	5,373
Deferred income taxes	2,000	-	-	2,000

Stockholders' equity
Common stock, $.10 par value	1	-	-	1
Capital in excess of par value	12,652	-	-	12,652
Retained earnings	1,924	-	-	1,924
Equity in Cherokee Plant inventory	-	2,453	(2,453) (b)	-

Total stockholders' equity	14,577	2,453	(2,453)	14,577

Total liabilities and stockholders' equity	$185,374	$2,453	$(2,205)	$185,622

See accompanying notes to unaudited pro forma consolidated financial statements.

ClimaChem, Inc.
Unaudited Pro Forma Consolidated Statement
of Operations
Nine-Months Ended September 30, 2000

	Historical (c)

	CCI	Cherokee Plant	Pro Forma Adjustments	Pro Forma

	(In thousands)

Revenues:
Net sales	$205,894	$24,483	$ 5,833 (c)	$236,210
Interest and other income	1,121	-	-	1,211

	207,015	24,483	5,833	237,331
Costs and expenses:
Cost of sales	166,828	25,160	5,561 (c)
			1,575 (d)	199,124
Selling, general and administrative	33,208	-	-	33,208
Interest	10,573	-	-	10,573
Provision for loss on firm purchase commitments	2,485	-	-	2,485

	213,094	25,160	7,136	245,390

Loss before extraordinary gain	$ (6,079)	$ (677)	$(1,303)	$ (8,059)

See accompanying notes to unaudited pro forma consolidated financial statements.

 ClimaChem, Inc.
Unaudited Pro Forma Consolidated Statement
of Operations
Year ended December 31, 1999

	Historical (c)

	CCI	Cherokee Plant	Pro Forma Adjustments	Pro Forma

	(In thousands)
Revenues:
Net sales	$244,462	$32,256	$ -	$276,718
Interest and other income	2,493	-	-	2,493

	246,955	32,256	-	279,211

Costs and expenses:
Cost of sales	196,095	35,103	2,100 (d)	233,298
Selling, general and administrative	45,618	-	-	45,618
Interest	14,260	-	-	14,260
Provision for loss on firm purchase commitments	8,439	-	-	8,439
Provision for impairment on long-lived assets	3,913	-	-	3,913

	268,325	35,103	2,100	305,528

Loss before business disposed of and benefit for income taxes	(21,370)	(2,847)	(2,100)	(26,317)

Business disposed of
Revenues	7,461	-	-	7,461
Operating costs, expenses and interest	9,419	-	-	9,419

	(1,958)	-	-	(1,958)

Loss on disposal of business	(1,971)	-	-	(1,971)

	(3,929)	-	-	(3,929)

Loss before benefit for income taxes	(25,299)	(2,847)	(2,100)	(30,246)

Benefit for income taxes	6,117	-	-	6,117

Net loss	$ (19,182)	$ (2,847)	$(2,100)	$ (24,129)

See accompanying notes to unaudited pro forma consolidated financial statements.

PRO FORMA ADJUSTMENTS FOR THE UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET AS OF SEPTEMBER 30, 2000

(a)   The Pro Forma Balance Sheet as of September 30, 2000 reflects the historical accounts of the Company as of September 30, 2000 combined with the historical value of the Cherokee Plant's inventory acquired from LSB as of October 31, 2000.

(b)   To reflect the acquisition of the inventory of the Cherokee Plant from LSB at estimate fair value.

PRO FORMA ADJUSTMENT FOR THE UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS FOR THE NINE-MONTH PERIOD ENDED SEPTEMBER 30, 2000 AND THE YEAR ENDED DECEMBER 31, 1999

(c)   For purposes of the Pro Forma Statement of Operations for the Year ended December 31, 1999, the Cherokee Plant's Statement of Revenues and Direct Expenses for the year ended February 29, 2000 was combined with the Company's historical Statement of Operations for the year ended December 31, 1999. For purposes of the Pro Forma Statement of Operations for the nine-month period ended September 30, 2000, the Cherokee Plant's historical Statement of Revenues and Direct Expenses for the seven months ended September 30, 2000 was combined with the Cherokee Plant's historical revenues and direct expenses for January and February 2000 and with the Company's historical Statement of Operations for the nine-month period ended September 30, 2000.

(d)   To reflect the lease payments to LSB associated with the one-year lease of the Cherokee Plant by the Company.

SUPPLEMENTAL INFORMATION

The accompanying unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2000, and the year ended December 31, 1999, are not reflective of the incremental selling, general and administrative expense which the Company expects to incur associated with the Cherokee Plant. The Company will utilize its existing infrastructure of selling, general and administrative personnel to manage and oversee the operations of the Cherokee Plant; however, the Company estimates that the going-forward incremental cost for the twelve-month period following the date of lease from LSB related to the Cherokee Plant will approximate $1.2 million. This estimate is subject to change based on the facts and circumstances surrounding the operation of the Cherokee Plant.